UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016 (May 3, 2016)

HedgePath Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(813) 864-2559

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

From April 19, 2016 through May 2, 2016, HedgePath Pharmaceuticals, Inc. (the “Company”) conducted a series of closings (the “Closings”) of its previously announced private placement offering to accredited investors (the “Offering”) of the Company’s Units (as defined below) for aggregate gross proceeds of $1,419,000. The Closings are part of a “best efforts” private placement offering of up to $5,500,000 for which the Company had its first closing on April 11, 2016.

In connection with the Closings, the Company sold an aggregate of 14,190,000 Units in the Closings at a price of $0.10 per Unit. Each Unit (a “Unit”) consists of: (i) one (1) share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) a five-year warrant to purchase one (1) share of Common Stock at an exercise price of $0.12 per share (the “Warrants”). No actual Units were issued, and each investor will receive shares of Common Stock and Warrants only.

In connection with the Closings, the Company entered into definitive securities purchase agreements with and issued Warrants to each of the investors. The form of securities purchase agreement and Warrant are attached to the Company’s Current Report on Form 8-K filed on April 15, 2016 as Exhibits 10.1 and 4.1, respectively.

Since commencement of the Offering, the Company has sold an aggregate of 17,690,000 Units for aggregate gross proceeds of $1,769,000.

The securities issued in the Offering as described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and sales were made pursuant to the exemptions from registration provided by Rule 506(c) of Regulation D (“Reg. D”) promulgated under the Securities Act because, among other things, the investors are “accredited investors” (as defined under Reg. D), the investors purchased the securities for investment purposes only and not for resale and the Company took appropriate measures to restrict the transfer of the securities sold and verify the accredited investor status of the investors.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security. The securities described herein have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2016	HEDGEPATH PHARMACEUTICALS, INC.

	By:	/s/ Nicholas J. Virca
	Name:	Nicholas J. Virca
	Title:	President and CEO

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